SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                            THE BRAMWELL FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)   Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------

     (2)   Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------

     (4)   Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------

     (5)   Total fee paid:

           ---------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)   Amount Previously Paid

           ---------------------------------------------------------------------

     (2)   Form, Schedule or Registration Statement No.:

           ---------------------------------------------------------------------

     (3)   Filing Party:

           ---------------------------------------------------------------------

     (4)   Date Filed:

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

                              [Bramwell Letterhead]

                            The Bramwell Funds, Inc.
                                745 Fifth Avenue
                            New York, New York 10151



                                  April 5, 2004


Dear Shareholder:

On behalf of the Board of Directors of The Bramwell Funds, Inc., I invite you to a Special Meeting of shareholders to be held at 9:30 a.m. Eastern Standard Time, on May 11, 2004, at the offices of Dechert LLP, 30 Rockefeller Plaza, New York, New York 10112.

The purpose of the Meeting is for shareholders of the Funds to reelect the current Board consisting of Elizabeth R. Bramwell, Charles L. Booth, Jr., George
F. Keane, James C. Sargent and Martha R. Seger, and add two Board members:
Darlene T. DeRemer and Theodore J. Coburn. The Board believes that the Fund Company and the Board can benefit from new directors who bring complementary experience and perspective to the current Board.

YOUR VOTE IS IMPORTANT. PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. BY VOTING AS SOON AS POSSIBLE YOU SAVE THE FUNDS THE TROUBLE AND EXPENSE OF FURTHER SOLICITING YOUR VOTE.

In addition to solicitation by mail, representatives of The Bramwell Funds, Inc. may solicit your proxy by telephone or by Internet. As the date of the Meeting approaches, if we have not already heard from you, you may be contacted with a reminder to exercise your right to vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                   Sincerely,




                                   Elizabeth R. Bramwell, CFA
                                   Chair, Board of Directors
                                   The Bramwell Funds, Inc.

                    Notice of Special Meeting of Shareholders
                           of The Bramwell Funds, Inc.

                                  -------------

                              Bramwell Growth Fund
                               Bramwell Focus Fund

                                  -------------

                                745 Fifth Avenue
                            New York, New York 10151

                           To be Held on May 11, 2004

To the Shareholders of The Bramwell Funds, Inc.:

Notice is hereby given that a Special Meeting of shareholders of The Bramwell Funds, Inc., a Maryland corporation (the "Fund Company"), will be held on May 11, 2004 at 9:30 a.m. Eastern Standard Time at the offices of Dechert LLP, 30 Rockefeller Plaza, New York, New York 10112, for the following purposes:

     1.  To elect the Board of Directors of the Fund Company.

     2. To transact any other business that may properly come before the Meeting or any adjournment thereof.

Shareholders of record at the close of business on March 29, 2004, are entitled to notice of and to vote at the Meeting. Your attention is called to the accompanying Proxy Statement.

In our efforts to reduce costs and be more efficient, we offer electronic voting via the Internet. You may also vote your shares by telephone or by signing, dating and returning the enclosed proxy promptly in the accompanying reply envelope.

Representation of your shares at the Meeting is very important. Accordingly, whether or not you plan to attend the Meeting, we urge you to submit your proxy promptly by one of the methods offered so that a quorum may be present and the maximum number of shares may be voted. If you are able to attend this Meeting and wish to change your proxy vote, you may do so by revoking your proxy or voting in person at the Meeting. See the next page for detailed voting instructions.

We look forward to seeing you at the Meeting.


                                         By Order of the Board of Directors,


                                         Donald G. Allison
                                         Secretary
April 5, 2004
New York, New York


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

In order to assure your representation at the Meeting, you are requested to vote your shares by the Internet, by telephone or by completing, signing and dating the enclosed proxy as promptly as possible and returning it in the enclosed envelope. No postage need be affixed if mailed in the United States. The enclosed proxy is being solicited on behalf of the Board of Directors. If you need assistance voting your shares, please call.

                      MORROW & CO., INC. AT (800) 607-0088
--------------------------------------------------------------------------------

                     INSTRUCTIONS FOR SIGNING THE PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund Company involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.


                                   HOW TO VOTE

YOUR VOTE IS IMPORTANT. We encourage you to vote promptly. You may vote in one of the following ways:

BY TELEPHONE. If you are located in the U.S., you can vote your shares by calling the toll-free telephone number on your proxy card. The deadline for telephone voting is 11:59 p.m. Eastern Standard Time on Monday, May 10, 2004. You may vote by telephone 24 hours a day. The telephone voting system has easy-to-follow instructions. If you vote by telephone, you should not return your proxy card.

BY INTERNET. You can also vote your shares by the Internet. Your proxy card indicates the Web site you may access for Internet voting. The deadline for Internet voting is 11:59 p.m. Eastern Standard Time on Monday, May 10, 2004. You may vote by the Internet 24 hours a day. If you vote via Internet, you should not return your proxy card.

BY MAIL. If you are a holder of record, you can vote by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. If you hold your shares in street name, please complete and mail the voting instruction card.

AT THE SPECIAL MEETING OF SHAREHOLDERS. The way you vote your shares now will not limit your right to change your vote at the Meeting if you attend in person. If you hold your shares in street name, you must obtain a proxy, executed in your favor, from the holder of record if you wish to vote these shares at the Meeting.

You may revoke a proxy previously given by any of the methods described above, including submitting another timely proxy by telephone, Internet or mail.

                            THE BRAMWELL FUNDS, INC.
                                745 Fifth Avenue
                            New York, New York 10151

                                  -------------

                         SPECIAL MEETING OF SHAREHOLDERS
                                  May 11, 2004

                                  -------------

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Bramwell Funds, Inc., a Maryland corporation (the "Fund Company"), to be voted at a Special Meeting of shareholders of the Fund Company to be held at 9:30 a.m. on May 11, 2004 or any adjournment thereof (the "Meeting") at the offices of Dechert LLP, located at 30 Rockefeller Plaza, New York, New York, 10112. Shareholders who do not expect to be present at the Meeting should vote their proxies by any means described on the enclosed proxy card. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. This proxy material is initially being mailed to shareholders on or about April 5, 2004.

At the Meeting, shareholders will be asked to consider and vote upon the following:

     1.  Election of the Board of Directors of the Fund Company;

     2. Transaction of such other business as may properly come before the Meeting or any adjournment thereof.

Proxy solicitations will be made, beginning on or about April 5, 2004, primarily by mail, but proxy solicitations also may be made by telephone, telegraph, via the Internet, or personal interviews conducted by officers and employees of the Fund Company; and Bramwell Capital Management, Inc., the investment adviser of the Fund Company (the "Adviser"). In addition, the Fund Company has engaged Morrow & Co. to solicit proxies on behalf of the Fund Company's Board of Directors for a fee not to exceed $8,000.00 plus out-of-pocket expenses. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund Company.

A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Fund Company's Secretary or proxy solicitor. To revoke a proxy statement previously given to the Fund Company or Morrow & Co., you may do so by delivering a later dated proxy by mail, telephone or Internet or you may attend the Meeting and vote in person. See the instructions on how to vote.

The Directors have fixed the close of business on March 29, 2004 as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share of the common stock of the Fund Company held by the shareholder on the record date. As of March 29, 2004, the Fund Company had 13,614,887 shares of common stock outstanding. The presence in person or by proxy of the holders of stock entitled to cast one-third of the votes at the Meeting constitutes a quorum.

Unless authority to vote for election of one or more of the nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of voting in favor of the election of all nominees as Directors as described above to hold office in accordance with the Fund Company's Nominating Committee Charter. Each Director nominee has consented to stand for election and to serve as a Director if elected. If any nominee should be unable to serve, an event not now anticipated, the discretionary power given in the proxy may be used to vote for a substitute nominee as designated by the Board of Directors to replace such person (unless authority to vote for election of all nominees is specifically withheld by executing the proxy in the manner stated thereon).

The Directors know of no business other than the business mentioned in Proposal 1 of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their judgment on such matters.

The Fund Company will furnish without charge a copy of the Fund Company's Annual and Semi-Annual Report to any Fund Company shareholder upon request. Requests should be made by calling 1-800-BRAMCAP or writing to UMB Fund Services, Inc., 803 W. Michigan Street, Milwaukee, Wisconsin 53233.

                   PROPOSAL 1: ELECTION OF BOARD OF DIRECTORS

Pursuant to the Fund Company's Nominating Committee Charter, the Fund Company's Nominating Committee has proposed that the slate of persons described below be elected as Directors of the Fund Company.

Directors who are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act")) of the Fund Company or the Adviser are referred to in this Proxy Statement as "Interested Directors." Directors who are not interested persons are referred to in this Proxy Statement as "Independent Directors."

The members of the Nominating Committee, which is comprised of all of the Independent Directors, have had under consideration for the past two years adding additional Independent Directors. The Nominating Committee considered a number of candidates identified by the Directors. Theodore J. Coburn and Darlene
T. DeRemer were identified as prospective candidates by a member of the Nominating Committee. The Nominating Committee met with both candidates before unanimously deciding at a meeting of the Nominating Committee held on February 17, 2004, to nominate Mr. Coburn and Ms. DeRemer to serve as Independent Directors.

At a Board of Directors meeting held later that day, the full Board unanimously voted to propose that a slate composed of all of the incumbent Directors together with Mr. Coburn and Ms. DeRemer be put to the shareholders with the recommendation that the shareholders vote in favor of all nominees.

The principal qualifications that the Nominating Committee considered important were knowledge and experience in the investment management business, including knowledge and experience with mutual funds and an understanding of the responsibility of independent directors and the evolving regulatory climate. The Nominating Committee determined that the nominees were not interested persons of the Fund Company or its Adviser or had any other relationships that might impair their independence. The

Nominating Committee also took into account the ability of the nominees to give the necessary time required to attend to Board matters.

At a meeting held on February 17, 2004, the incumbent Directors voted to amend the by-laws to increase the number of Directors to seven in number. The Fund Company's by-laws provide that the number of Directors shall be fixed from time to time by resolution of the Board of Directors adopted by a majority of the Directors then in office; provided, however, that the number of Directors shall in no event be less than three nor more than fifteen. At the March 19, 2004 meeting, the Board of Directors also set the date of a special meeting of the Fund Company shareholders to vote on the election of Directors for May 11 at 9:30 a.m. and established a March 29, 2004 record date to determine those shareholders entitled to vote at the Meeting.

The nominees for Director and their principal occupations for at least the last five years are set forth in the table below. Each Director holds office until his or her successor is elected and qualified. Except for Ms. DeRemer and Mr. Coburn, all nominees named below are currently Directors of the Fund Company and have served in that capacity continuously since originally elected or appointed.

Interested Director Nominee

Elizabeth R. Bramwell, the Founder of the Fund Company, is an "interested person" of the Fund Company as defined in Section 2(a)(19) of the 1940 Act by virtue of her position as sole shareholder of the Adviser and because she is a senior officer of the Fund Company and the Adviser.

-------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                                          Portfolios in
                                                                                          Bramwell Fund
                                                                                          Complex         Other
                            Position with    Term of Office*                              Overseen By     Directorships
                            the Fund         and Length of       Principal Occupation     Nominee for     Held by Nominee
Name, Address and Age       Company          Time Served         During Past Five Years   Director        for Director
-------------------------------------------------------------------------------------------------------------------------
Elizabeth R. Bramwell       Director and     Director and        President and Chief            2         N/A
745 Fifth Avenue            Chair,           Chair, President    Executive Officer,
New York, NY 10151          President and    and Chief           Bramwell Capital
                            Chief            Executive,          Management (February
Age:  63                    Executive,       Financial and       1994-present);
                            Financial and    Investment          President, Chief
                            Investment       Officer since 1994  Investment Officer,
                            Officer                              Portfolio Manager and
                                                                 Trustee, The Gabelli
                                                                 Growth Fund (April
                                                                 1987-February 1994).
-------------------------------------------------------------------------------------------------------------------------

Independent Director Nominees

-------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                                          Portfolios in
                                                                                          Bramwell Fund
                                                                                          Complex         Other
                            Position with    Term of Office*                              Overseen By     Directorships
                            the Fund         and Length of      Principal Occupation      Nominee for     Held by Nominee
Name, Address and Age       Company          Time Served        During Past Five Years    Director        for Director
-------------------------------------------------------------------------------------------------------------------------
Charles L. Booth, Jr.       Director         Director since     Private Investor                 2        Director, Levco
745 Fifth Avenue                             1999               (1993-present);                           Series Trust;
New York, NY 10151                                              Executive Vice President                  Trustee, United
Age:  70                                                        and Chief Investment                      Board for
                                                                Officer, The Bank of New                  Christian Higher
                                                                York (1974-1993);                         Education in
                                                                Director and Senior Vice                  Asia
                                                                President, Alliance                       (philanthropy),
                                                                Capital (1972-1974)                       Harvard Yenching
                                                                (investment management);                  Institute.
                                                                Senior Vice President
                                                                and Senior Investment
                                                                Officer, American
                                                                Security and Trust
                                                                (merged into
                                                                NationsBank) (1965-1972).
-------------------------------------------------------------------------------------------------------------------------
George F. Keane             Director         Director since     Self-employed Investment         2        Director,
745 Fifth Avenue                             1994               Consultant                                Universal
New York, NY 10151                                              (1996-present);                           Stainless &
Age:  74                                                        Chairman, Trigen Energy                   Alloy Products,
                                                                Corp. (1994-2000);                        Longview Oil &
                                                                President Emeritus and                    Gas; Trustee,
                                                                founding Chief Executive                  Nicholas-Applegate
                                                                Officer, The Common Fund                  Investment Trust
                                                                (1971-1992) and                           (9 portfolios).
                                                                Endowment Advisors
                                                                (1987-1992)
                                                                (organizations that
                                                                provide investment
                                                                management programs for
                                                                colleges and
                                                                universities).
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                                          Portfolios in
                                                                                          Bramwell Fund
                                                                                          Complex         Other
                            Position with    Term of Office*                              Overseen By     Directorships
                            the Fund         and Length of      Principal Occupation      Nominee for     Held by Nominee
Name, Address and Age       Company          Time Served        During Past Five Years    Director        for Director
-------------------------------------------------------------------------------------------------------------------------
James C. Sargent            Director         Director since     Counsel, Opton, Handler,         2        Director, Sedona
745 Fifth Avenue                             1994               Gottlieb, Feiler & Katz                   Corporation.
New York, NY 10151                                              (1995-2001) (law firm);
Age: 88                                                         Former Partner, Winston
                                                                & Strawn
                                                                (formerly
                                                                Whitman Ransom
                                                                Breed Abbott &
                                                                Morgan, formerly
                                                                Whitman &
                                                                Ransom)
                                                                (1964-1994) (law
                                                                firm); Associate
                                                                General Counsel,
                                                                CIT Financial
                                                                Corporation
                                                                (1960-1964); SEC
                                                                Regional
                                                                Administrator,
                                                                New York City
                                                                (1955-1956) and
                                                                Commissioner,
                                                                Securities and
                                                                Exchange
                                                                Commission
                                                                (1956-1960).
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                                          Portfolios in
                                                                                          Bramwell Fund
                                                                                          Complex         Other
                            Position with    Term of Office*                              Overseen By     Directorships
                            the Fund         and Length of      Principal Occupation      Nominee for     Held by Nominee
Name, Address and Age       Company          Time Served        During Past Five Years    Director        for Director
-------------------------------------------------------------------------------------------------------------------------
Martha R.  Seger, Ph.D.     Director         Director since     Visiting Professor of            2        Director, Fluor
745 Fifth Avenue                             1994               Finance, Arizona State                    Corporation and
New York, NY                                                    University (2000-2003);                   Massey Energy
10151                                                           Chairman and Financial                    Company.
Age: 72                                                         Economist, Martha Seger
                                                                & Associates
                                                                (1992-2001);
                                                                Governor,
                                                                Federal Reserve;
                                                                Board
                                                                (1984-1991);
                                                                Commissioner of
                                                                Financial
                                                                Institutions,
                                                                State of
                                                                Michigan
                                                                (1981-1982);
                                                                Chief Economist,
                                                                Detroit Bank &
                                                                Trust (Comerica)
                                                                (1967-1974).
-------------------------------------------------------------------------------------------------------------------------
Darlene T. DeRemer          Nominee          Nominee            Managing Director,               2        Director,
745 Fifth Avenue                                                Putnam Lovell NBF (Jan.                   National Defined
New York, NY 10151                                              2004-present); Director,                  Contribution
Age:  48                                                        NewRiver's eBusiness                      Council,
                                                                Advisory Services                         Syracuse
                                                                (2000-Jan. 2004);                         University
                                                                Partner, DeRemer &                        Alumni Board;
                                                                Associates (1987-2000);                   Trustee,
                                                                Vice President and                        Nicholas-
                                                                Director, State Street                    Applegate Funds
                                                                Bank & Trust                              (9 portfolios),
                                                                Company-Asset Management                  Venezuela
                                                                Division (1985-1987);                     Capital
                                                                Vice President, T. Rowe                   Management's
                                                                Price & Associates                        Advisory Board.
                                                                (1982-1985).
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                                          Portfolios in
                                                                                          Bramwell Fund
                                                                                          Complex         Other
                            Position with    Term of Office*                              Overseen By     Directorships
                            the Fund         and Length of      Principal Occupation      Nominee for     Held by Nominee
Name, Address and Age       Company          Time Served        During Past Five Years    Director        for Director
-------------------------------------------------------------------------------------------------------------------------
Theodore J. Coburn          Nominee          Nominee            President, Coburn Group          2        Director,
745 Fifth Avenue                                                (1991-present); Senior                    Nicholas-Applegate
New York, NY 10151                                              Vice President, The                       Funds (9
Age:  50                                                        NASDAQ Stock Market,                      portfolios),
                                                                Inc. (2002-2003).                         Intelecom
                                                                                                          Solutions,
                                                                                                          Church Plaza,
                                                                                                          Inc.; Trustee,
                                                                                                          PIMCO Funds:
                                                                                                          Multi-Manager
                                                                                                          Series.
-------------------------------------------------------------------------------------------------------------------------

The officer of the Fund Company is listed below along with a brief statement of his principal occupations during the past five years and any positions held with affiliates of the Fund Company.

Officer of the Fund Company

-------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                                          Portfolios in
                                                                                          Bramwell Fund
                                                                                          Complex         Other
                            Position with    Term of Office*                              Overseen By     Directorships
                            the Fund         and Length of      Principal Occupation      Nominee for     Held by Nominee
Name, Address and Age       Company          Time Served        During Past Five Years    Director        for Director
-------------------------------------------------------------------------------------------------------------------------
Donald G.  Allison          2 years;         Secretary and      Managing Director,             N/A              N/A
745 Fifth Avenue            Secretary and    Treasurer since    Global Arbitrage Asset
New York, NY 10151          Treasurer        2002               Management, Inc.
Age:  54                                                        (1997-2001).
-------------------------------------------------------------------------------------------------------------------------

* Directors serve until their successors are duly elected and qualified.

There is no family relationship between any of the Directors or officers listed above. For the period ended March 31, 2004, none of the Independent Directors or their Immediate Family Members owned any securities, beneficially or of record, in the Adviser, directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) of the Adviser. The term "Immediate Family Member" means a person's spouse; child residing in the person's household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code of 1986, as amended.

Ownership of Shares of the Fund Company

The following table shows the aggregate dollar range of equity securities beneficially owned by each Director and nominee for Director in each of the Fund Company's Funds. As of March 31, 2004, the Fund Company's Directors and officers, as a group owned 7.93% of the Fund Company's outstanding shares of common stock. The information as to ownership of securities which appears below is based on statements furnished to the Fund Company by its Directors and officers.

--------------------------------------------------------------------------------------------------------
                                                                       Aggregate Dollar Range of Equity
                                                                         Securities in All Registered
                                        Dollar Range of                 Investment Companies Overseen by
     Name of Director                  Equity Securities               Director or Nominee in Family of
        or Nominee                    In the Fund Company*                   Investment Companies
--------------------------------------------------------------------------------------------------------
Elizabeth R. Bramwell             over $100,000 (Growth Fund)                    over $100,000
                                   over $100,000 (Focus Fund)
--------------------------------------------------------------------------------------------------------
Charles L. Booth                   $1 - $10,000 (Growth Fund)                    $1 - $10,000
--------------------------------------------------------------------------------------------------------
George F. Keane                 $10,001 - $50,000 (Growth Fund)                $10,001 - $50,000
--------------------------------------------------------------------------------------------------------
James C. Sargent                  over $100,000 (Growth Fund)                    over $100,000
                                   $1 - $10,000 (Focus Fund)
--------------------------------------------------------------------------------------------------------
Martha R. Seger, Ph.D.                        none                                   none
--------------------------------------------------------------------------------------------------------
Darlene T. DeRemer              $10,001 - $50,000 (Growth Fund)                $10,001 - $50,000
                                   $1 - $10,000 (Focus Fund)
--------------------------------------------------------------------------------------------------------
Theodore J. Coburn                            none                                   none
--------------------------------------------------------------------------------------------------------

* The valuation date for purposes of this table is March 31, 2004.

Compensation of Directors

Each of the Directors, other than Ms. Bramwell, is paid an annual retainer of $3,000 per Fund and a fee of $500 for each meeting attended per Fund and is reimbursed for the expenses of attending meetings.

The following table lists the compensation paid to each of the Directors by both the Fund Company and the Fund Company Complex during the Fund Company's fiscal year ended June 30, 2003. Ms. Bramwell is an "interested person" of the Fund Company and therefore did not receive compensation from the Fund Company. The Fund Company has no retirement or pension plan for its Directors.

                                                                                           Total
                                                                                       Compensation
                                                  Pension or           Estimated        From Fund
                               Aggregate      Retirement Benefits        Annual         Company and
                             Compensation     Accrued As Part of        Benefits         Fund Company
                               From Fund         Fund Company             Upon          Complex Paid
       Director                 Company            Expenses            Retirement       to Directors *
------------------------------------------------------------------------------------------------------
Elizabeth R.  Bramwell            $0                None                   N/A               $0
------------------------------------------------------------------------------------------------------
Charles L.  Booth, Jr.         $11,000              None                   N/A            $11,000
------------------------------------------------------------------------------------------------------
George F.  Keane               $11,000              None                   N/A            $11,000
------------------------------------------------------------------------------------------------------
James C.  Sargent              $11,000              None                   N/A            $11,000
------------------------------------------------------------------------------------------------------
Martha R.  Seger               $11,000              None                   N/A            $11,000
------------------------------------------------------------------------------------------------------
Darlene T. DeRemer               N/A                N/A                    N/A              N/A
------------------------------------------------------------------------------------------------------
Theodore J. Coburn               N/A                N/A                    N/A              N/A
------------------------------------------------------------------------------------------------------

* The Funds are not part of any fund complex because they are not related to any registered investment company and their investment adviser does not act as investment adviser to any other registered investment company (although it does act as a subadviser with respect to the assets of such a company) accordingly, the compensation reported in column (5) includes only compensation paid by the Funds.

During the fiscal year ended June 30, 2003, the Board of Directors met four times. Each Director currently serving on the Board attended at least 75% of such Board and committee meetings on which he or she serves.

Relationship of Directors or Nominees with the Adviser

Bramwell Capital Management, Inc. serves as the Funds' investment adviser pursuant to an Investment Advisory Agreement with each Fund. Ms. Bramwell who is the Founder, President and Chief Executive, Financial and Investment Officer of the Adviser, as well as President, and Chief Executive, Financial and Investment Officer of the Fund Company, manages the investment program of each Fund and is primarily responsible for the day-to-day management of each Fund's portfolio. No other nominee has a relationship with the Adviser.

                      COMMITTEES OF THE BOARD OF DIRECTORS

Current Committees and Members

The Board of Directors has a standing Audit Committee and a Nominating Committee, each of which is composed of all of the Independent Directors.

Audit Committee

The principal functions of the Audit Committee are to appoint the Funds' independent auditors, to review with the auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Audit Committee met once during the fiscal year ended June 30, 2003. For the fiscal year ended June 30, 2003, the Audit Committee approved, and the full Board of Directors ratified, the engagement of the independent accountants and reviewed with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund Company's financial operations.

The Board of Directors adopted the current Audit Committee Charter at the November 25, 2002 Board of Directors meeting.

Nominating Committee; Consideration of Potential Director Nominees

The Nominating Committee recommends nominations for membership on the Board of Directors. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund Company's Adviser and other principal service providers. Persons selected must not be "interested persons" of the Fund Company or its Adviser, as defined in the 1940 Act. The Nominating Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business financial or family relationships with the Adviser. In determining nominees' qualification for Board membership, the Nominating Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board of Directors. The Nominating Committee meets, whenever considered appropriate, to identify and evaluate and nominate candidates for director. The Nominating Committee met a number of times during the fiscal year ended June 30, 2003.

The Board of Directors adopted a Nominating Committee Charter at the November 25, 2002 Board of Directors meeting which was amended at the March 19, 2004 Board of Directors meeting (attached hereto as Exhibit A). The Charter, as amended, states that the Nominating Committee will consider nominees recommended by shareholders if a vacancy among the Independent Directors occurs.

Communications with the Board of Directors

Shareholders who wish to communicate with Board members with respect to matters relating to the Fund Company may address their written correspondence to the Board as a whole or to individual Board members c/o Secretary, The Bramwell Funds, Inc., 745 Fifth Avenue, New York, New York 10151.

Director Attendance at Annual Meetings of Shareholders

Pursuant to the Fund Company's by-laws, the Fund Company is not required to hold an annual meeting of shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act. Because annual meetings are very infrequent, the Fund Company has not adopted a policy regarding director attendance at annual meeting of shareholders. The Fund Company's Directors intend to be present at the May 11, 2004 Special Meeting of shareholders.


                         REPORT OF THE AUDIT COMMITTEE;
            INFORMATION REGARDING THE FUND'S INDEPENDENT ACCOUNTANTS

The Audit Committee has selected, and the Fund Company's Independent Directors have ratified the selection of, PricewaterhouseCoopers LLP ("PwC"), independent accountants, to audit the financial statements of the Funds for the fiscal year ending June 30, 2004. PwC is located at 100 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202.

Representatives from PwC are not expected to be present at the Meeting.

For the fiscal year ended June 30, 2003, the Audit Committee received a letter from PwC dated July 22, 2003, addressed to the Fund Company's Board that confirms that as of that date, PwC were independent accountants with respect to the Fund Company within the meaning of the Securities Act of 1933 administered by the SEC, as well as Independence Standards Board, Standard Number 1.

The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Fund Company during the Fund Company's two most recent fiscal years:

   Fiscal year         Audit Fees          Audit-Related Fees          Tax Fees           All Other Fees
--------------------------------------------------------------------------------------------------------
       2003              $31,000                  N/A                   $6,000                  N/A
       2002              $29,800                  N/A                   $5,750                  N/A
--------------------------------------------------------------------------------------------------------

All of the services described in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures which are summarized below.

Pursuant to the Audit Committee Charter, the Committee must review and approve in advance any and all proposals by management of the Fund Company or the Adviser to the Fund Company that the Fund Company, the Adviser, or their affiliated persons employ the independent auditor to render "permissible non-audit services"(1) to the Fund Company and to consider whether such services are consistent with the independent auditor's independence.(2) The Audit Committee may delegate to one or more of its members authority to pre-approve permissible non-audit services to be provided to the Fund Company. Any pre-approval determination of a delegate must be presented to the full Audit Committee at its next meeting. The Audit Committee must communicate any pre-approval made by it or a delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Fund's periodic reports required by
Section 13(a) of the Securities Exchange Act of 1934, as amended, and other documents as required under the federal securities laws.

                       VOTE REQUIRED TO APPROVE PROPOSAL 1

Election of each of the listed nominees for Director of the Fund Company will require the affirmative vote of a plurality of the votes cast at the Special Meeting of shareholders in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND COMPANY VOTE "FOR" THE ELECTION OF EACH NOMINEE.


----------------------
(1) "Permissible non-audit services" include any professional services, including tax services, provided to the Fund Company by the independent auditor, other than those provided to the Fund Company in connection with an audit or a review of the financial statements of the Fund Company. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund Company; (ii) financial information systems design and implementation;
     (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

(2) Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund Company constitutes not more than 5% of the total amount of revenues paid by the Fund Company to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund Company at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or its authorized delegate(s).

                             ADDITIONAL INFORMATION

Investment Adviser. Bramwell Capital Management, Inc., 745 Fifth Avenue, New York, New York, 10151.

Administrator. UMB Fund Services, Inc., 803 W. Michigan Street, Milwaukee, Wisconsin, 53233.

Transfer and Dividend Disbursing Agent. U.S. Bancorp Fund Company Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin, 53202.

Custodian. US Bancorp, N.A., 777 East Wisconsin Avenue, Eleventh Floor, Milwaukee, Wisconsin, 53202. The Custodian is responsible for the safekeeping of a Fund Company's assets and the appointment of any subcustodian banks and clearing agencies.

Shareholder Proposals. The Fund Company does not conduct annual meetings. Shareholders wishing to submit proposals for consideration at a subsequent shareholders' meeting should send their written proposals to: The Bramwell Funds, Inc., c/o Secretary, 745 Fifth Avenue, New York, New York 10151. The proposals must be received a reasonable time before the Fund Company begins to print and mail its proxy materials. The mere submission of a proposal for inclusion in the Fund Company's proxy statement, as permitted by Rule 14a-8 promulgated under the Securities Exchange Act of 1934, does not guarantee inclusion in the proxy statement.

                                 OTHER BUSINESS

The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named on the enclosed proxy card to vote such proxies on such matters in accordance with their best judgment.

                                   Appendix A

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2004, the following persons held 5 percent or more of the outstanding shares of the Funds as indicated and may be deemed principal holders of the Fund Company:

Bramwell Growth Fund

                                                                   Amount and Nature of             Percent of
Title of Class       Name and Address of Beneficial Owner          Beneficial Ownership             Portfolio
--------------       ------------------------------------          --------------------             ----------
Common Stock,        Charles Schwab & Co. Inc.                     4,425,805 shares                 35.80%
$.001 per Share      Reinvest Account                              Direct Ownership
                     Attn: Mutual Funds Dept.
                     101 Montgomery Street
                     San Francisco, CA 94104

Common Stock,        National Financial Services, Corp.            1,142,267 shares                 9.24%
$.001 per Share      Attn: Mutual Fds 5th FL                       Direct Ownership
                     Church Street Station
                     P.O. Box 3908
                     New York, NY 10008

Common Stock,        Pershing LLC                                  920,580 shares                   7.45%
$.001 per Share      Attn: Mutual Funds                            Direct Ownership
                     P.O. Box 2052
                     Jersey City, NJ 07303


Bramwell Focus Fund

                                                                   Amount and Nature of             Percent of
Title of Class       Name and Address of Beneficial Owner          Beneficial Ownership             Portfolio
--------------       ------------------------------------          --------------------             ----------
Common Stock,        Pershing LLC                                  417,290 shares                   34.25%
$.001 per Share      Attn: Mutual Funds                            Direct Ownership
                     P.O. Box 2052
                     Jersey City, NJ 07303

Common Stock,        Charles Schwab & Co. Inc.                     213,356 shares                   17.51%
$.001 per Share      Reinvest Account                              Direct Ownership
                     Attn: Mutual Funds Dept.
                     101 Montgomery Street
                     San Francisco, CA 04101

Common Stock,        Elizabeth R.  Bramwell                        76,758 shares                    6.22%
$.001 per Share      745 Fifth Avenue                              Direct Ownership
                     New York, NY 10151

                                                                       EXHIBIT A

                            THE BRAMWELL FUNDS, INC.
                          NOMINATING COMMITTEE CHARTER

Nominating Committee Membership

The Nominating Committee of The Bramwell Funds, Inc. shall be composed of all of the independent directors of the Company.

Board Nominations and Functions

1. The Committee shall make nominations for independent director membership on the Board of Directors. The Committee may consider candidates from sources it deems appropriate. The Committee shall evaluate candidates' qualifications for Board membership and their independence from the Company's investment adviser and other principal service providers. Persons selected must not be "interested persons" of the Company or its investment adviser*, as that term is defined in the Investment Company Act of 1940, as amended. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser. In determining nominees' qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board of Directors.

2. The Committee shall consider nominees recommended by shareholders if a vacancy among the Independent Directors of the Bramwell Funds, Inc. occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.


------------------------
*  or principal underwriter, if any

3. The Committee shall meet as necessary prior to a meeting of the full Board and is empowered to hold special meetings as circumstances require.

4. The Committee shall have the resources and authority appropriate to discharge its responsibilities.

5. The Committee shall review these Procedures as necessary and recommend any changes to the full Board of Directors.


The foregoing Charter was reviewed and approved by the Board of Directors on November 25, 2002 and amended on March 19, 2004.

         PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2
                   PENCIL. PLEASE DO NOT USE FINE POINT PENS.

This Proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.

            IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED FOR
                     ELECTION OF ALL NOMINEES AS DIRECTORS.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.

1. ELECTION OF DIRECTORS

----------------------------------------------------------------------------------------------------------------------
                                                                                                         FOR ELECTING
                                                                                        WITHHOLD         ALL NOMINEES
                                                                    FOR ELECTING   AUTHORITY TO VOTE   EXCEPT AS NOTED
                                                                    ALL NOMINEES    FOR ALL NOMINEES        BELOW
----------------------------------------------------------------------------------------------------------------------
(01)  Elizabeth R. Bramwell      (05)  Martha S. Seger
(02)  George F. Keane            (06)  Darlene T. DeRemer                [ ]              [ ]                 [ ]
(03)  James C. Sargent           (07)  Theodore J. Coburn
(04)  Charles L. Booth, Jr.
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------
INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NOMINEE(S) NAME ON THE LINE ABOVE



                    PLEASE SIGN AND DATE ON THE REVERSE SIDE

           --------------------------------------------------------------------
                         THREE EASY WAYS TO VOTE YOUR PROXY
                Read the Proxy Statement and have the Proxy card at hand.
           Telephone:  Call 1-800-690-6903 and follow the simple instructions.
           Internet:  Go to www.proxyweb.com and follow the on-line directions.
           Mail:  Vote, sign, date and return your proxy by mail.
           If you vote by Telephone or Internet, please do not mail your proxy.
           --------------------------------------------------------------------


THE BRAMWELL FUNDS, INC.
P.O. Box 9132
Hingham, MA 02043-9132


THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Elizabeth R. Bramwell and Donald G. Allison and each of them, attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Bramwell Funds, Inc. (the "Fund Company"), which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund Company to be held at the offices of Dechert LLP, 30 Rockefeller Plaza, New York, New York 10112, on May 11, 2004 at 9:30 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. Either of the proxies present and acting at the Meeting in person or by substitute shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

         This Proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED FOR ELECTION OF ALL NOMINEES AS DIRECTORS.

                                          PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                       IN THE ENVELOPE PROVIDED

                                                   Date _________________, 2004


                        --------------------------------------------------------
                        |                                                      |
                        |                                                      |
                        --------------------------------------------------------
                        Signature(s) (Title(s), if applicable) (Sign in the box)

                        NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, any joint owner may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.